Dreyfus Variable Investment Fund, Capital Appreciation Portfolio

SEMIANNUAL REPORT June 30, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by The Dreyfus Corporation and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the portfolio invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.

                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

               Dreyfus Variable Investment Fund, Capital Appreciation Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Capital Appreciation Portfolio, covering the six-month period from January 1, 1999 through June 30, 1999. Inside, you'll find valuable information about how the portfolio was managed, including a discussion with the portfolio manager, Fayez Sarofim of Fayez Sarofim & Co., the portfolio's sub-investment adviser.

The past six months have been rewarding for most equity investors. Strong economic growth, low inflation and high levels of consumer spending supported continued strength in the stocks of many large companies. Several major market indices set new records, including the Dow Jones Industrial Average's first-ever close above the 10,000 level. The broader S&P 500 Index and the technology-laden NASDAQ index also recorded new highs.

Beginning in April, many previously out-of-favor market sectors rallied strongly, including value-oriented stocks. At the same time, large-cap growth stocks appear to have paused in their advance. This has helped narrow the valuation gap that had developed over the past several years between the growth
and    value    sectors    of    the    large-cap    stock    market.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Variable Investment Fund, Capital Appreciation Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 15, 1999

DISCUSSION OF PERFORMANCE

Fayez Sarofim, Portfolio Manager Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Variable Investment Fund, Capital Appreciation Portfolio perform relative to its benchmark?

The portfolio produced a total return of 7.51% over the six-month period ended June 30, 1999.(1) In comparison, the portfolio's benchmark, the Standard & Poor' s 500 Composite Stock Price Index ("S&P 500") provided a 12.38% total return.(2)

Our relative underperformance over the six-month period was the result of a combination of factors. The technology sector, particularly the high-flying internet stocks, performed very strongly during the period, and this is an area in which we chose to de-emphasize, given that the constantly changing nature of technology reduced our confidence in our ability to predict success factors more than a year or two into the future. An additional contributor to our underperformance was the substantial correction, after several years of good performance, in the pharmaceutical sector, an area where we have committed over one-sixth of the portfolio's capital. We believe that the long-term outlook for the pharmaceutical industry remains attractive, and we currently intend to
remain    committed    to    this    sector.

What is the portfolio's investment approach?

We evaluate investment opportunities one company at a time in order to identify large, established growth companies that we believe are well-positioned to weather difficult economic climates and thrive during favorable times. Such companies typically are selected for various reasons such as their sustained patterns of profitability, strong balance sheets, talented management teams, expanding global presence and above-average growth potential.

                                                        The Portfolio

We also maintain a "buy-and-hold" investment strategy, which is based on remaining fully invested and on targeting long-term growth over a three- to five-year time frame, rather than going for short-term profits. Because we buy and sell relatively few stocks over the course of the year, we strive to reduce the portfolio's trading costs. During the recent six-month period, the portfolio maintained a turnover rate of 1.04%, well within our goal of an annual turnover
rate    below    10%   .

Our investment strategy is also predicated on purchasing growth stocks at a price we consider to be justified by a company's fundamentals. For example, while the portfolio was invested in several leading technology companies during the period, such as Intel and Microsoft, we avoided most Internet companies because we found their prices to be higher than warranted by their financial
strength    and    growth    rates.

What other factors influenced the portfolio's performance?

In addition to the remarkable rally of Internet-related stocks early in the six-month period, the portfolio' s performance was influenced by a change in market leadership that took place in April. When investors began to recognize that economic growth in the United States and overseas might be stronger than they had anticipated, they became concerned about a possible resurgence of inflation. In fact, reports of low levels of U.S. unemployment and rising global energy and commodity prices further fueled inflation fears. As a result, interest rates rose sharply.

When interest rates rise, growth companies become less attractive to investors. That' s because higher interest rates have the potential to erode profits. Accordingly, many investors began to sell their holdings of growth companies and buy more attractively priced value-oriented companies. In addition, investors turned their attention to companies whose earnings are sensitive to changes in economic conditions, such as paper and chemical producers. Because our long-term perspective favors companies with consistent and long-standing track records of earnings growth, some of the companies in which we invested were hurt by the
market'   s    short-term    preference    for    value    stocks.

What is the portfolio's current strategy?

We continue to maintain the long-term investment strategy that produced the portfolio's past success. Our company-by-company analyses led us to maintain the portfolio' s relatively high level of exposure to stocks in the financial services industry, and relatively low participation in cyclical and technology stocks.

The portfolio's investments in financial services stocks performed particularly well as investors became more comfortable that the worst-case scenarios were unlikely to materialize for banks, brokerage firms and insurance companies doing business in Asian and Latin American emerging markets. Financial giant Citigroup provided particularly attractive returns in the wake of the apparently successful merger of Citicorp and Travelers Group. Companies such as BankAmerica, Merrill Lynch and Marsh & McLennan Cos. also provided attractive returns.

The portfolio also benefited from good performance from individual companies in a variety of sectors. Automobile manufacturer Ford Motor has reported record sales in a favorable economic environment. More important, we believe that Ford Motor is well-positioned to establish itself as a leading competitor in the global automobile market. In our opinion, technology company Cisco Systems, a dominant supplier of Internet infrastructure, is another example of a company with a history of earnings growth that we believe is likely to continue.

Our investment strategy can be summarized as follows: we believe that, over the long term, superior companies produce superior returns. We intend to maintain that strategy regardless of short-term market influences.

July 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio

STATEMENT OF INVESTMENTS



June 30, 1999 (Unaudited)

COMMON STOCKS--98.9%                                                                    Shares                 Value ($)
--------------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--5.0%

DailmerChrysler                                                                        164,700                14,637,712

Delphi Automotive Systems                                                               69,893                 1,297,389

Ford Motor                                                                             425,094                23,991,242

General Motors                                                                         100,000                 6,600,000

                                                                                                              46,526,343

BANKING--6.5%

BankAmerica                                                                            262,108                19,215,793

Chase Manhattan                                                                        280,000                24,255,000

SunTrust Banks                                                                         250,000                17,359,375

                                                                                                              60,830,168

BASIC MATERIALS--.7%

duPont (E.I.) deNemours                                                                100,000                 6,831,250

CAPITAL GOODS--9.2%

AlliedSignal                                                                           270,000                17,010,000

Boeing                                                                                  85,000                 3,755,937

Emerson Electric                                                                       170,000                10,688,750

General Electric                                                                       320,000                36,160,000

Philips Electronics                                                                     18,400                 1,856,100

Rockwell International                                                                 270,000                16,402,500

                                                                                                              85,873,287

COMMUNICATIONS SERVICE & MANUFACTURING--5.9%

Bell Atlantic                                                                          175,000                11,440,625

BellSouth                                                                              420,000                19,687,500

SBC Communications                                                                     420,144                24,368,352

                                                                                                              55,496,477

ELECTRONICS--5.0%

Conexant Systems                                                                       100,000  (a)            5,806,250

Intel                                                                                  680,000                40,460,000

Texas Instruments                                                                        6,400                   928,000

                                                                                                              47,194,250

ENERGY--5.3%

BP Amoco, A.D.S.                                                                       140,000                15,190,000

Chevron                                                                                 80,000                 7,615,000

Exxon                                                                                  170,050                13,115,106

Mobil                                                                                  110,050                10,894,950

Royal Dutch Petroleum, A.D.R.                                                           52,000                 3,133,000

                                                                                                              49,948,056






COMMON STOCKS (CONTINUED)                                                               Shares                 Value ($)
--------------------------------------------------------------------------------------------------------------------------------

FINANCE-MISC.--9.6%

American Express                                                                       110,000                14,313,750

Associates First Capital, Cl. A                                                        350,882                15,548,459

Citigroup                                                                              450,093                21,379,417

Federal National Mortgage Association                                                  360,000                24,615,000

Goldman Sachs Group                                                                     35,000                 2,528,750

Hertz, Cl. A                                                                            60,000                 3,720,000

Merrill Lynch                                                                           90,000                 7,194,375

                                                                                                              89,299,751

FOOD & DRUGS--1.8%

Walgreen                                                                               575,000                16,890,625

FOOD, BEVERAGE & TOBACCO--7.7%

Anheuser-Busch Cos.                                                                     16,000                 1,135,000

Coca-Cola                                                                              450,000                28,125,000

Kellogg                                                                                 30,000                   990,000

Nestle, A.D.R.                                                                          35,000                 3,185,000

PepsiCo                                                                                420,000                16,248,750

Philip Morris Cos.                                                                     550,000                22,103,125

Sara Lee                                                                                 5,000                   113,438

                                                                                                              71,900,313

HEALTH CARE--16.6%

Abbott Laboratories                                                                    350,000                15,925,000

American Home Products                                                                 305,000                17,537,500

Bristol-Myers Squibb                                                                   280,000                19,722,500

Johnson & Johnson                                                                      260,000                25,480,000

Merck & Co.                                                                            400,000                29,600,000

Pfizer                                                                                 400,000                43,900,000

Roche Holdings, A.D.R.                                                                  33,000                 3,394,875

                                                                                                             155,559,875

HOUSEHOLD PRODUCTS-MISC.--5.1%

Colgate-Palmolive                                                                      130,000                12,837,500

Estee Lauder Cos.                                                                       50,000                 2,506,250

Gillette                                                                               350,000                14,350,000

Procter & Gamble                                                                       200,000                17,850,000

                                                                                                              47,543,750

INSURANCE--4.2%

American General                                                                        35,000                 2,638,125

Berkshire Hathaway, Cl. A                                                                  287  (a)           19,774,300

                                                                                             The Portfolio



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                   Shares              Value ($)
--------------------------------------------------------------------------------------------------------------------------------

INSURANCE (CONTINUED)

Berkshire Hathaway, Cl. B                                                                   15  (a)               33,600

Marsh & McLennan Cos.                                                                  225,000                16,987,500

                                                                                                              39,433,525

MEDIA/ENTERTAINMENT--2.9%

Disney (Walt)                                                                           36,000                 1,109,250

Fox Entertainment Group, Cl. A                                                         300,000                 8,081,250

McDonald's                                                                             315,000                13,013,438

Seagram                                                                                 45,000                 2,266,875

Tricon Global Restaurants                                                               50,000  (a)            2,706,250

                                                                                                              27,177,063

PUBLISHING--1.6%

McGraw-Hill Cos.                                                                       275,000                14,832,813

News Corp, A.D.S.                                                                        5,000                   176,562

                                                                                                              15,009,375

RETAIL--1.7%

Wal-Mart Stores                                                                        325,000                15,681,250

TECHNOLOGY--8.1%

Cisco Systems                                                                          350,000                22,575,000

Compaq Computer                                                                        140,000                 3,316,250

Hewlett-Packard                                                                        185,000                18,592,500

Microsoft                                                                              350,000                31,565,625

                                                                                                              76,049,375

TEXTILES-APPARREL--.7%

Christian Dior                                                                          20,000                 3,269,020

Polo Ralph Lauren                                                                      160,000  (a)            3,040,000

                                                                                                               6,309,020

TRANSPORTATION--1.3%

Norfolk Southern                                                                       400,000                12,050,000

TOTAL COMMON STOCKS

   (cost $707,915,859)                                                                                       925,603,753





PREFERRED STOCKS--.6%                                                                   Shares                 Value ($)
----------------------------------------------------------------------------------------------------------------------------------
PUBLISHING;

News, A.D.S., Cum. $.4428

    (cost $3,947,389)                                                                  175,000                  5,523,438
----------------------------------------------------------------------------------------------------------------------------------

                                                                                     Principal

SHORT-TERM INVESTMENTS-.7%                                                           Amount($)                  Value ($)
----------------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Bills:

   4.30%, 7/22/1999                                                                    246,000                    245,412

   4.46%, 8/5/1999                                                                     302,000                    300,868

   4.56%, 9/9/1999                                                                     657,000                    651,172

   4.64%, 9/16/1999                                                                  1,271,000                  1,258,548

   4.57%, 9/23/1999                                                                    404,000                    399,711

   4.65%, 9/30/1999                                                                  2,277,000                  2,250,222

   4.67%, 10/7/1999                                                                  1,874,000                  1,850,275

TOTAL SHORT-TERM INVESTMENTS

   (cost $6,955,744)                                                                                            6,956,208

TOTAL INVESTMENTS (cost $718,818,992)                                                   100.2%                938,083,399

LIABILITIES, LESS CASH AND RECEIVABLES                                                    (.2%)                (2,373,994)

NET ASSETS                                                                              100.0%                935,709,405

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS


                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)



                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           718,818,992   938,083,399

Cash                                                                      9,857

Receivable for shares of Beneficial Interest subscribed               1,150,358

Dividends  receivable                                                   571,734

Prepaid expenses                                                          8,571

                                                                    939,823,919
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           323,937

Due to Fayez Sarofim & Co.                                              238,335

Payable for shares of Beneficial Interest redeemed                    1,810,372

Payable for investment securities purchased                           1,660,822

Accrued expenses                                                         81,048

                                                                      4,114,514
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      935,709,405
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     712,671,993

Accumulated undistributed investment income-net                       2,765,118

Accumulated net realized gain (loss) on investments                   1,008,153

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                  219,264,141
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      935,709,405
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
   Beneficial Interest authorized)                                   24,104,304

NET ASSET VALUE, offering and redemption price per share ($)              38.82

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)

                                                                         Value
--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $159,266 foreign taxes withheld at source)    5,630,162

Interest                                                               299,172

TOTAL INCOME                                                         5,929,334

EXPENSES:

Investment advisory fee-Note 3(a)                                    1,723,690

Sub-Investment advisory fee-Note 3(a)                                1,277,389

Registration fees                                                       56,986

Professional fees                                                       40,353

Custodian fees--Note 3(a)                                               35,545

Prospectus and shareholders' reports                                    11,967

Trustees' fees and expenses-Note 3(b)                                    5,282

Shareholder servicing costs                                              2,736

Loan commitment fees-Note 2                                              2,384

Interest expense-Note 2                                                  1,188

Miscellaneous                                                            7,700

TOTAL EXPENSES                                                       3,165,220

INVESTMENT INCOME-NET                                                2,764,114
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              1,412,292

Net unrealized appreciation (depreciation) on investments           53,417,304

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              54,829,596

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                57,593,710

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS


                                         Six Months Ended
                                            June 30, 1999           Year Ended
                                              (Unaudited)    December 31, 1998
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,764,114            3,609,911

Net realized gain (loss) on investments         1,412,292            (401,997)

Net unrealized appreciation (depreciation)
   on investments                              53,417,304         107,310,379

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   57,593,710         110,518,293
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                           (43,237)          (3,589,847)

Net realized gain on investments                        -            (109,497)

TOTAL DIVIDENDS                                  (43,237)          (3,699,344)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                 275,137,203          437,733,992

Dividends reinvested                               43,202            3,699,344

Cost of shares redeemed                      (70,855,994)        (121,428,269)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          204,324,411          320,005,067

TOTAL INCREASE (DECREASE) IN NET ASSETS      261,874,884          426,824,016
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           673,834,521         247,010,505

END OF PERIOD                                 935,709,405         673,834,521

Undistributed investment income--net            2,765,118             44,241
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     7,347,410         13,478,002

Shares issued for dividends reinvested              1,157            106,725

Shares redeemed                               (1,907,279)         (3,773,542)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  5,441,288           9,811,185

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                      Six Months Ended
                                         June 30, 1999                          Year Ended December 31,
                                                              --------------------------------------------------------------

                                             (Unaudited)       1998       1997          1996           1995          1994
----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,

   beginning of period                            36.11         27.91     21.98        17.71         13.44          13.27

Investment Operations:

Investment income--net                              .13(a)        .20       .22          .23           .23            .23

Net realized and unrealized
   gain (loss) on investments                      2.58          8.21      5.95         4.30          4.27            .17

Total from Investment Operations                   2.71          8.41      6.17         4.53          4.50            .40

Distributions:

Dividends from investment

   income--net                                       --          (.20)     (.22)        (.23)         (.23)         (.23)

Dividends from net realized gain
   on investments                                    --          (.01)     (.02)        (.03)            --           --

Total Distributions                                  --          (.21)     (.24)        (.26)         (.23)          (.23)

Net asset value, end of period                    38.82         36.11     27.91        21.98          17.71          13.44
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   7.51(b)      30.22     28.05        25.56          33.52           3.04
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to

   average net assets                               .39(b)        .80       .80          .84            .85           .25

Ratio of interest expense and loan

   commitment fees to
   average net assets                                -( b,c)      .01        --           --             --            --

Ratio of net investment income
   to average net assets                            .34(b)        .84      1.08         1.46           2.08          2.99

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                        --            --        --          --             .02           .86

Portfolio Turnover Rate                            1.04(b)       1.34      1.69         2.47           2.81           .12

Net Assets, end of period
   ($ x 1,000)                                   935,709      673,835   247,011      103,745          46,930       16,118

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  NOT ANNUALIZED.

(C)  AMOUNT REPRESENTS LESS THAN $.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the Capital Appreciation Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ). Fayez Sarofim & Co. ("Sarofim") serves as the portfolio's sub-investment adviser. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are
no    such    valuations    are
valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution
requirements    of    the    Internal    Revenue     The    Portfolio

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The  portfolio  has  an  unused capital loss carryover of approximately $395,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1998. The carryover does not include net realized securities losses from November 1, 1998 through December 31, 1998 which are treated, for Federal income tax purpuses, as arising in fiscal 1999. If not applied, the carryover expires in fiscal 2006.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on
prevailing   market   rates   in   effect   at   the   time   of   borrowings.

The average daily amount of borrowings outstanding during the period ended June 30, 1999 was approximately $46,400, with a related weighted average annualized interest rate of 5.09%.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is based on the value of the portfolio's average daily net assets
and    is    computed    at    the    following    annual    rates:    .55    o


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1% of the first $150 million; .50 of 1% of the next $150 million; and .375 of 1%
over  $300  million.   The fee is payable monthly.  Pursuant to a Sub-Investment
Advisory Agreement with Sarofim, the sub-investment advisory fee is based upon the value of the portfolio's average daily net assets and is computed at the following annual rates: .20 of 1% of the first $150 million; .25 of 1% of the next $150 million; and .375 of 1% over $300 million. The fee is payable monthly.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 1999, the portfolio was charged $161 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 1999, $35,545 was charged by Mellon pursuant to the custody agreement.

(B) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1999, amounted to $218,657,593 and $8,251,068, respectively.

At June 30, 1999, accumulated net unrealized appreciation on investments was $219,264,407, consisting of $223,603,886 gross unrealized appreciation and $4,339,479 gross unrealized depreciation.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

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NOTES


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                                                        The Portfolio

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                                                           For More Information

                        Dreyfus Variable Investment Fund, Capital Appreciation Portfolio

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Sub-Investment Adviser

                        Fayez Sarofim & Co.

                        Two Houston Center

                        Suite 2907

                        Houston, TX 77010

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.

                        60 State Street

                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144 Attn: Institutional Servicing

(c) 1999 Dreyfus Service Corporation                                  112SA996

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